EARNINGS (LOSS) PER SHARE (Schedule of Basic Earnings (Loss) Per Share) (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
EARNINGS (LOSS) PER SHARE:
Net income (loss)	$ (2,923)	$ 6,683	$ 7,838
Net income (loss) applicable to ordinary shareholders -basic	$ (2,923)	$ 6,683	$ 7,838
Weighted average ordinary shares outstanding	22,739,181	22,506,955	21,902,057
Basic earnings (loss) per share	$ (0.13)	$ 0.30	$ 0.36